Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ended October 2, 2015 (the "Report"), I, Muhtar Kent, Chairman of the Board of Directors and Chief Executive Officer of the Company and I, Kathy N. Waller, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MUHTAR KENT
Muhtar Kent Chairman of the Board of Directors and Chief Executive Officer
October 28, 2015

/s/ KATHY N. WALLER
Kathy N. Waller Executive Vice President and Chief Financial Officer
October 28, 2015